PREPAID EQUIPMENT COST	12 Months Ended
Dec. 31, 2015
Prepaid Equipment Cost [Abstract]
PREPAID EQUIPMENT COST
15.	PREPAID EQUIPMENT COST

On May 12, 2013, the Group entered into an agreement with Elec-Tech International Co., Ltd. (“Elec-Tech”) to exchange the equity interests of GreatView Media, one of the VIEs’ subsidiaries, with LED screens from Elec-Tech, pursuant to which Elec-Tech would invest $104,000 in total (equivalent to RMB640 million) to purchase approximately 21.27% of the equity interest of GreatView Media. In exchange, GreatView Media undertook to exclusively use the equal amounts of such injections to purchase LED screens from Elec-Tech or its subsidiaries. The Group considered this transaction a nonmonetary transaction. The Group measured the fair value of equity interests surrendered based on the fair value of LED screens received, which is more clearly determinable. The details of fair value measurement are disclosed in Note 20. The Group would not recognize any gain or loss from this transaction.

Elec-Tech had injected a total of $68,458 (RMB420 million) into GreatView Media during the year ended December 31, 2014. The Group purchased 1,200 sets of LED screens in total from Elec-Tech, amounting to $55,416 net of VAT for its gas station media business as of December 31, 2015. As of December 31, 2015, the Group has installed and accepted 600 sets of LED screens amounting to $27,708.